EXHIBIT 10.25
Fourth Amendment to Loan Documents

THIS FOURTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of December 7, 2013, by and between ARKANSAS BEST CORPORATION (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

A.    The Borrower has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Borrower’s obligations to the Bank for one or more loans or other extensions of credit (the “Obligations”).

B.    The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2.    The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3.    The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

4.    As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

Form 17A – Multistate Rev. 9/09

The appearance of [++] denotes confidential information that has been omitted from this Exhibit
10.25 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934.

5.    To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may currently have against the Bank or any of them arising out of or relating to the Obligations. The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations, except to the extent such loss, damage, judgment, liability or expense is solely attributable to the Bank’s gross negligence or willful misconduct. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6.    This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.    This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

8.    This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated in the Loan Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Bank’s office indicated in the Loan Documents is located, excluding its conflict of laws rules.

9.    Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.

WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WITNESS / ATTEST:                            ARKANSAS BEST CORPORATION

/s/ Michael Johns                                By: /s/ Donald W. Pearson
(SEAL)
Print Name: Michael Johns                        Print Name: Donald W. Pearson
Title: Secretary                                Title: VP and Treasurer
(Include title only if an officer of entity signing to the right)

Form 17A – Multistate Rev. 9/09

The appearance of [++] denotes confidential information that has been omitted from this Exhibit
10.25 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934.

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Thomas S. Sherman
(SEAL)
Print Name: Thomas S. Sherman
Title: SVP

EXHIBIT A TO
FOURTH AMENDMENT TO LOAN DOCUMENTS
DATED AS OF DECEMBER 7, 2013
ARKANSAS BEST CORPORATION

A.	The “Loan Documents” that are the subject of this Amendment include the following (as any of the following have previously been amended, modified or otherwise supplemented):

1.    Letter Agreement dated December 8, 2009, between the Borrower and the Bank, as amended by renewal letters dated December 6, 2010 and November 15, 2011, and by an Amendment to Loan Documents dated as of December 9, 2010, a Second Amendment to Loan Documents dated as of March 1, 2012, and a Third Amendment to Loan Documents dated as of November 29, 2012 (the “Letter Agreement”);

2.    Pledge Agreement dated December 8, 2009, entered into by the Borrower in favor of the Bank (the “Pledge Agreement”);

3.    Notification and Control Agreement dated December 8, 2009, between the Borrower and the Bank;

4.    Reimbursement Agreement for Standby Letter(s) of Credit dated December 8, 2009, entered into by the Borrower in favor of the Bank; and

5.    All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.    The Loan Documents are amended as follows:

1.	The Letter Agreement is amended as follows:

A.	The caption of the Letter Agreement is amended and restated to read in full as “$20,000,000 Committed Line of Credit”.

B.	The first sentence in the first paragraph of Section 1 is amended and restated to read in full as follow:

“This is a committed revolving line of credit under which the Borrower may request and the Bank, subject to the terms and conditions of this letter, may issue standby letters of credit (individually, a “Letter of Credit” and collectively the “Letters of Credit”) from time to time until the Expiration Date, in a stated amount in the aggregate at any time outstanding not to exceed $20,000,000.00 (the

Form 17A – Multistate Rev. 9/09

The appearance of [++] denotes confidential information that has been omitted from this Exhibit
10.25 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934.

“Facility”); provided, however, that after giving effect to the stated amount of each Letter of Credit, the sum of (i) the aggregate stated amount of all Letters of Credit issued and outstanding (whether or not drawn) and (ii) the aggregate amount of unreimbursed payments made by the Bank under the Letters of Credit, shall not at any time exceed the Facility.”

C.    Effective December 8, 2013, the definition of the term “Expiration Date” set forth in the last sentence in the first paragraph of Section 1 is amended and restated to read in full as follows:

Form 17A – Multistate Rev. 9/09

The appearance of [++] denotes confidential information that has been omitted from this Exhibit
10.25 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934.

“The “Expiration Date” means December 7, 2014, or such later date as may be designated by             the Bank by written notice to the Borrower.”

D.	Section 1.A. is amended and restated to read in full as follows:

“Fees. The Borrower shall pay to the Bank a commitment fee in an amount equal to
$[++], in advance, for each year the Facility is available.”

C.	Conditions to Effectiveness of Amendment: The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

1.	Execution by all parties and delivery to the Bank of this Amendment.

2.	Payment by the Borrower to the Bank of the commitment fee in the amount of $[++].

Form 17A – Multistate Rev. 9/09

The appearance of [++] denotes confidential information that has been omitted from this Exhibit
10.25 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934.